                                                                   Exhibit 10.1

                                                                 Execution Copy



                            ASSET TRANSFER AGREEMENT

                  ASSET TRANSFER AGREEMENT (this "Agreement"), dated as of April 28, 1998, among BEST ACQUISITION, INC., a Georgia corporation, having an address at 13 Corporate Square, Suite 250, Atlanta, Georgia 30329 ("BAI"), ALPINE HOSPITALITY VENTURES, LLC, a Delaware limited liability company having an address at 1285 Avenue of the Americas, 21st Floor, New York, New York 10019 ("Parent"), RSVP-BI OPCO, LLC, a Delaware limited liability company and a wholly-owned subsidiary of BAI ("OPCO"), RSVP-ABI REALCO, LLC, a Delaware limited liability company and wholly-owned subsidiary of OPCO ("REALCO"), AMERICA'S BEST INNS, INC., a Delaware corporation having an address at 1205 Skyline Drive, Marion, Illinois 62959 ("ABI") and the entities identified on
Schedule I hereto (collectively with ABI, the "Sellers").

                                    RECITALS

                  WHEREAS, pursuant to that certain Agreement of Purchase and Sale, dated as of December 15, 1997 (as amended by amendments dated December 15, 1997, January 7, 1998, March 9, 1998 and April 1, 1998, the "Purchase Agreement"), on this date Sellers are selling and BAI is purchasing the Assets of Sellers (the "Closing"); (all capitalized terms used herein and not otherwise defined shall have the meaning set forth therefor in the Purchase Agreement);

                  WHEREAS, at the Closing, BAI has agreed to acquire, directly or indirectly through subsidiaries, the assets described on Schedule II hereto (the "Hospitality Assets") pursuant to the terms and provisions of the Purchase Agreement, and immediately thereafter transfer to, or as directed by, Parent all of its direct or indirect right, title and interest in and to the Hospitality Assets through the Redemption (as defined below) of BAI's membership interests in OPCO;

                  WHEREAS, Parent will make (i) a capital contribution, directly or indirectly, of twenty-two million dollars ($22,000,000) to OPCO in return for 1,000 units of membership interests in OPCO ("Units"), (ii) OPCO will borrow $64,700,000 from PW Real Estate Investments Inc., and (iii) Parent will cause OPCO to redeem the 1,000 Units owned by BAI in exchange for $84.0 million dollars (the "Redemption"), and BAI is agreeing to the foregoing.

                  WHEREAS, in consideration of BAI's assignment and transfer to Parent (through OPCO and REALCO) of the Hospitality Assets, Parent has agreed to indemnify and hold BAI harmless from any and all liabilities which might arise therefrom;

                  WHEREAS, in connection with the transfer by BAI of the Hospitality Assets to Parent (through OPCO and REALCO), BAI has also agreed to assign






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                                                                               2




certain of its rights under the Purchase Agreement to Parent (through OPCO and REALCO);

                  WHEREAS, Section 14.9 of the Purchase Agreement provides that BAI has the right to assign, in whole or in part, any of its right, title and interest in the Purchase Agreement or any of the other Transaction Documents to any Person or other Entity with the consent of ABI on behalf of itself and the Sellers;

                  WHEREAS, Section 14.9 of the Purchase Agreement provides that the rights, obligations, representations, warranties, indemnities and covenants contained therein and in the other Transaction Documents are binding on, and the benefits thereof shall inure to, successors and assigns of BAI, and, furthermore, contemplates that BAI would transfer its interests in some or all of the Assets to another Person or Persons;

                  WHEREAS, pursuant to Sections 1.1(f) and (h) of the Purchase Agreement, the Sellers are assigning to BAI all of their respective rights, title and interest as franchisee in separate franchise agreements for each of the Hospitality Units (the "Franchise Agreements"), and pursuant to Section 1.1(j) of the Purchase Agreement, ABI is assigning to BAI all of its rights, title and interest as franchisor in the Franchise Agreements; and

                  NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BAI, ABI, Sellers, OPCO, REALCO and Parent hereby agree as follows:

                  1. Transfer. BAI is, at the Closing, conveying to OPCO and REALCO the Hospitality Assets. It is the intention of the Parties hereto that the property interests being conveyed to OPCO and REALCO consist of all of the Assets at the Closing or thereafter conveyed to BAI from the Sellers pursuant to the Purchase Agreement other than the Related Assets.

                  2. Conveyance to OPCO; Redemption.

                           (a)      At the Closing, at BAI's request, ABI will
convey the Hospitality Assets (other than the Land Lease and any other Hospitality Assets utilized with or related to the Land Lease (collectively, the "Asheville Assets")) to OPCO and the Asheville Assets to REALCO. BAI hereby agrees that the Hospitality Assets specifically includes its rights, title and interest as franchisee under the Franchise Agreements. In furtherance of such transfer, OPCO and REALCO will execute, acknowledge and deliver instruments of assumption in respect of all items being assigned to OPCO and REALCO, respectively, at Closing required pursuant to this Agreement or the Purchase Agreement, for which such assumption by OPCO or






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                                                                               3




REALCO is required by the terms of any of the documents, agreements or instruments being so assigned to OPCO or REALCO;

                           (b)      Immediately following the conveyance
described in Section 2(a) above, Parent will cause the Redemption to take place.

                  3. Covenants of the Parties.

                           (a)      BAI, OPCO, REALCO and Parent agree that the
closing conditions to Purchaser's obligations set forth in Section 5.1 of the Purchase Agreement have been met, or waived, to the satisfaction of each of BAI, OPCO, REALCO and Parent.

                           (b)      BAI hereby assigns to OPCO and REALCO all of
its right, title and interest to the benefit of the representations, warranties, covenants and indemnities set forth in the Purchase Agreement and the Transaction Documents to the extent that the same are in respect of the Hospitality Assets, including without limitation, those set forth in Section 6.1 and Section 14.13 of the Purchase Agreement.

                           (c)      BAI hereby acknowledges that (i) the
provisions of Section 6.1.9 of the Purchase Agreement, in so far as the same relates to the Hospitality Assets and (ii) the provisions of Sections 4.1.29, 6.1.9(b), (c), (d)(C) and (e)(ii)(y) of the Purchase Agreement shall be for the sole benefit of OPCO and REALCO and Parent and each of their respective Affiliates, officers directors, agents and consultants. In furtherance thereof, BAI hereby agrees that it shall not make any claim for indemnification under
Section 6.1.9 of the Purchase Agreement in respect of Losses arising out of matters relating to any of the Hospitality Assets or for any claim in respect of Environmental Costs. It is understood that nothing in this Section 3(c) shall limit BAI's rights under Section 11(c) hereof to make a claim against OPCO, REALCO and/or Parent in respect of any Losses referred to in this Section 3(c) to the extent they are included in Transfer Losses (as defined in Section 10 hereof) and are suffered by the BAI Indemnitees (as defined in Section 10(b) hereof).

                           (d)      Pursuant to Section 14.9 of the Purchase
Agreement, ABI, on behalf of the Sellers, hereby consents to each of the assignments of benefits and rights of BAI, as Purchaser under the Purchase Agreement, to OPCO and REALCO as provided in this Agreement, and ABI shall recognize OPCO (or REALCO, as applicable) as Purchaser, in lieu of BAI, under the Purchase Agreement, but only to the extent OPCO or REALCO has assumed such obligations and liabilities pursuant to Section 3(f) hereof. Without limiting the foregoing, ABI (on behalf of the Sellers) specifically agrees that if and to the extent that OPCO, REALCO or Parent (on behalf of OPCO or REALCO) shall make a claim for Losses pursuant to Section 6.1.9(f) of the Purchase Agreement or at law or in equity, ABI






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                                                                               4




(on behalf of the Sellers) shall recognize OPCO's or REALCO's right to do so as fully as if OPCO or REALCO, as the case may be, were the Purchaser.

                           (e)      ABI, on behalf of the Sellers, hereby agrees
that the assignments hereunder are in compliance with Section 14.9 of the Purchase Agreement and, accordingly, BAI is released from all obligations and liabilities under the Purchase Agreement, to the extent OPCO, REALCO or Parent has assumed such obligations and liabilities pursuant to Section 3(f) hereof.

                           (f)      Each of OPCO and REALCO hereby agrees,
except as provided in Section 3(g) hereof, to assume all obligations and liabilities of BAI, as Purchaser under the Purchase Agreement, to the extent such obligations and liabilities survive the Closing and relate to the Asheville Assets (as for REALCO) or the Hospitality Assets other than the Asheville Assets (as for OPCO), and from and after the date hereof all references in the Purchase Agreement to Purchaser, to the extent they relate to the Hospitality Assets, shall be deemed to refer to OPCO or REALCO, as the case may be. In furtherance thereof, OPCO and REALCO, as appropriate, agree to accept, assume, take over and succeed to all of ABI's rights, title and interest as franchisee under the Franchise Agreements. Except as expressly provided in the Purchase Agreement, to the extent such agreement is hereby assumed by OPCO or REALCO pursuant to this
Section 3.1(f), neither OPCO nor REALCO, as the case may be, assumes any of the liabilities of BAI or Sellers relating to or incurred or in connection with the ownership or operation of the Hospitality Assets (other than the Asheville Assets) or the Asheville Assets, respectively; it being understood that any liabilities under any of the Service Agreements, transferable Insurance Policies or Permits transferred to OPCO or REALCO, (a) which arose prior to the date of Closing, shall not be assumed by OPCO or REALCO and shall remain Sellers' responsibility and (b) which arise from and after the date of Closing, shall be assumed by OPCO or REALCO and shall become OPCO's or REALCO's responsibility.

                           (g)      Each of OPCO and REALCO hereby agrees that
to the extent it has received the Books and Records from BAI or from Sellers pursuant to Section 10 hereof, it shall comply, or cause compliance with, the obligations of Purchaser under Section 6.2.5 of the Purchase Agreement. Sellers hereby agree that the benefits of Section 6.2.5 to the extent such Section relates to the Books and Records referred to in Section 8 hereof, shall inure to the benefit of OPCO.

                           (h)      BAI hereby covenants and agrees that it
shall not enter into any amendment or modification of the Purchase Agreement if such amendment or modification would affect in any manner the benefits or other rights being assigned to OPCO or REALCO hereunder, or would increase the liabilities or obligations of OPCO or REALCO, without the prior written consent of Parent.

                           (i)      Management Contracts.  OPCO and REALCO
hereby agree, and BAI agrees to cause USFS Management, Inc., a Georgia corporation






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                                                                               5




("Management"), or another affiliate or subsidiary of U.S. Franchise Systems, Inc., a Delaware corporation, at the Closing, to enter into management contracts in form and substance satisfactory to OPCO, REALCO and Management.

                  4. Representations and Warranties of BAI. BAI represents and warrants as follows:

                           (a)      Organization of BAI; Authority of BAI;
Validity. BAI is a corporation, duly incorporated under the laws of the state of Georgia and in good standing under the laws of such state. BAI has full power and authority to execute and deliver to OPCO, REALCO and Parent this Agreement and to perform the obligations and carry out the duties imposed on BAI by this Agreement. This Agreement has been duly authorized, approved and executed by BAI and constitutes the valid and binding obligation of BAI, enforceable against BAI in accordance with its terms.

                           (b)      Governmental Approvals.  No approval,
consent, order or authorization of, or designation, registration or declaration with, any governmental authority is required in connection with the valid execution and delivery of, and compliance with, this Agreement by BAI.

                           (c)      Compliance with Other Instruments.  Neither
the execution, delivery or performance by BAI of this Agreement, nor any of the transactions contemplated hereby will (a) conflict with, or will result in a breach of, violate, or will constitute a default under (i) the organizational documents of BAI, (ii) any judgment, statute, rule, order, decree, writ, injunction or regulation of any court or governmental authority to which BAI is subject, or (iii) any material agreement or instrument to which BAI may be bound or which may affect the Hospitality Assets or (b) result in the creation or imposition of any lien, charge, or encumbrance upon any of the Hospitality Assets or any other property of any BAI.

                           (d)      Bankruptcy; Insolvency; Litigation.  There
is not pending against BAI, or any of its respective Affiliates (i) a petition in bankruptcy, whether voluntary or otherwise, (ii) an assignment for the benefit of creditors, (iii) any petition seeking reorganization or arrangement under the bankruptcy or insolvency laws of the United States or any state, or
(iv) any other similar action brought under such bankruptcy or insolvency laws;
(b) no trustee or receiver has been appointed to take control over BAI, or any part of the property of BAI and (c) to BAI's knowledge, there are no other material claims, litigation or proceedings against BAI.

                           (e)      Organization of OPCO and REALCO;
Liabilities.

                         (i) Prior to the Closing, each of OPCO and REALCO are limited liability companies, duly formed under the laws of the state of Delaware and with good standing under the laws of such state. Each of OPCO and





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                                                                               6




         REALCO has full power and authority to execute and deliver to BAI and Parent this Agreement. This Agreement has been duly authorized and approved and executed by each of OPCO and REALCO and constitutes the valid and binding obligation of OPCO and REALCO, respectively, enforceable against each of OPCO and REALCO, as the case may be, in accordance with its terms

                        (ii) Neither OPCO nor REALCO has any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise ("Liabilities"), except for Liabilities incurred in their formation or resulting from, relating to or otherwise in any manner attributable to the acquisition of the Hospitality Assets as contemplated pursuant to this Agreement or the transactions contemplated hereunder.

                  5.       Representations and Warranties of Parent.

                           (a)      Organization of Parent.  Parent is a limited
liability corporation duly formed under the laws of the state of Delaware and in good standing under the laws of such state and is authorized to do business in each state in which the conduct of its business or the ownership of any of its assets requires it to be so qualified. Parent has full power and authority to execute and deliver to BAI this Agreement and perform the obligations and carry out the duties imposed on Parent by this Agreement. This Agreement has been duly authorized, approved and executed by Parent and constitutes the valid and binding obligation of Parent, enforceable against Parent in accordance with its terms.

                           (b)      Compliance with Other Instruments.  Neither
the execution, delivery or performance by Parent of this Agreement, nor any of the transactions contemplated hereby will (a) conflict with, or will result in a breach of, violate, or will constitute a default under (i) the organizational documents of Parent, (ii) any judgment, statute, rule, order, decree, writ, injunction or regulation of any court or governmental authority to which Parent is subject, or (iii) any material agreement or instrument to which Parent may be bound or which may affect the Hospitality Assets or (b) result in the creation or imposition of any lien, charge, or encumbrance upon any of the Hospitality Assets or any other property of any Parent.

                           (c)      Governmental Approvals.  No approval,
consent, order or authorization of, or designation, registration or declaration with, any governmental authority is required in connection with the valid execution and delivery of, and compliance with, this Agreement or any of the other Transfer Documents by Parent.

                           (d)      Transferred Employees.  OPCO and/or REALCO
will hire all of Seller's employees who regularly work in the Hospitality Units, effective






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                                                                               7




as of the date hereof, on the same terms upon which such Seller's employees are currently employed by Seller (other than as specifically addressed in that certain letter agreement dated December 15, 1997 by and between BAI and the Sellers); provided that nothing herein shall be deemed to require OPCO and/or REALCO to continue to employ such Seller's employees for a period in excess of ninety (90) days or such shorter period if such ABI's employee is dismissed for cause.

                           (e)      Insurance Coverages for Transferred
Employees. OPCO and/or REALCO will provide immediate coverage for the Transferred Employees, effective as the date hereof, under a group health insurance plan sponsored by Parent or OPCO. The group health insurance coverage will provide coverages similar to those provided by the Sellers' plans. Parent or OPCO, as applicable, agrees to waive all waiting or elimination periods and preexisting condition limitations of such plan for the Transferred Employees and to equalize deductibles for the year for the Transferred Employees.

                  6. Notices to Vendors. Sellers and OPCO (or REALCO, as applicable) shall send to each vendor supplying goods and/or services to the Hospitality Units pursuant to a Service Agreement assumed by OPCO (or REALCO, as applicable) a written notice stating:

                           (a)      that the applicable Service Agreement has
been assigned to and assumed by OPCO (or REALCO, as applicable); and

                           (b)      requesting that all services previously
performed by such vendor for Sellers be performed by such vendor for OPCO (or REALCO, as applicable), as applicable, in accordance with such Service Contract.

                  7. FIRPTA. BAI has delivered to Parent a certificate with respect to the matters represented in Section 4.1.27 of the Purchase Agreement.

                  8. Additional Deliveries. BAI has delivered to Parent all other documents relating to Hospitality Units to the extent received from Sellers.

                  9. Apportionments. To the extent that pursuant to Sections 8.9 and 8.10 of the Purchase Agreement there are any items that are to be apportioned post-closing relating to the Hospitality Assets, ABI, on behalf of the Sellers, and OPCO and REALCO hereby agree that such post-closing items shall be adjusted between them as if OPCO (or REALCO, as applicable) were the Purchaser.

                  10.      Indemnification.

                           (a)      BAI shall defend, indemnify, and hold
harmless and reimburse Parent, OPCO, REALCO and each of Parent's, OPCO's and REALCO's assignees and designees and each of their respective Affiliates, officers, directors,






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                                                                               8




members, partners, agents, employees and consultants (collectively, the "Parent Indemnitees") for any and all losses, claims, damages, expenses (including reasonable fees, disbursements and changes of counsels) or other liabilities (hereinafter "Transfer Loss" or "Transfer Losses") suffered or incurred by any Parent Indemnitee resulting from, relating to or otherwise in any manner attributable to (i) any breach or inaccuracy of any representation or warranty of BAI set forth in this Agreement or in the Purchase Agreement or in any certificate or other document delivered by BAI pursuant hereto or thereto or in connection herewith or therewith, or (ii) any breach of or noncompliance by BAI with any covenant or agreement of BAI contained in this Agreement or in the Purchase Agreement.

                           (b)      Parent, OPCO and REALCO shall defend,
indemnify, and hold harmless and reimburse BAI and each of BAI's assignees and designees and each of their respective Affiliates, officers, directors, members, partners, agents, employees and consultants (collectively, the "BAI Indemnitees") for any and all Transfer Losses suffered or incurred by any BAI Indemnitee, resulting from relating to or otherwise in any manner attributable to (i) any breach or inaccuracy of any representation or warranty of the Parent set forth in this Agreement or in any certificate or other document delivered by Parent pursuant hereto or in connection herewith, and (ii) any breach of or noncompliance by Parent, OPCO or REALCO, as applicable, with any covenant or agreement of Parent, OPCO or REALCO contained in this Agreement.

                           (c)      Parent, OPCO and REALCO shall indemnify,
defend and hold harmless BAI Indemnitees from all claims for Transfer Losses incurred as a result of BAI being the contract-vendee under the Purchase Agreement relating to the acquisition (through OPCO) or disposition of, the Hospitality Assets, including, without limitation, claims arising under Environmental Laws or ERISA, but excluding (y) any Transfer Losses relating to income tax liability or any other taxes or charges including transfer or sales taxes) incurred by a BAI Indemnitee as a result of BAI being the contract-vendee under the Purchase Agreement and (z) any Transfer Losses incurred by a BAI Indemnitee from an obligation of BAI under the Purchase Agreement which was to have been performed prior to Closing.

                  11. Transfer Taxes and Other Charges. OPCO and/or REALCO, as applicable, shall be obligated to pay any and all filing fees, recording charges, and all transfer, conveyance, assignment, sales, mortgage, intangible and other taxes and charges, if any, payable in connection with the Redemption or other transactions contemplated hereunder (whether payable by a purchaser or seller under applicable law or custom) (collectively, "Transfer Fees"); provided that Transfer Fees shall be considered "Expenses" as such term is defined in
Section 6.10 of the Securities Purchase Agreement, dated as of the date hereof by and between U.S. Franchise Systems, Inc., a Delaware corporation and Alpine Hospitality Equities LLC, a Delaware limited liability company, and subject to the limitations contained in such






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                                                                               9




Section 6.10. Transfer Fees shall not include any of BAI's or Sellers' federal, state or local income taxes or franchise taxes.

                  12. No Broker. BAI, ABI, on behalf of the Sellers, and Parent each represents that it has not retained or dealt with any broker, finder or similar person or entity in connection with this Agreement or the transactions contemplated hereunder other than Merrill Lynch & Co. ("Broker") whose brokerage commission or other fees or compensation is to be paid by Sellers pursuant to
Section 10 of the Purchase Agreement. Each of the parties hereto shall defend, indemnify and hold each other harmless from and against any liability, cost, loss, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) arising from any claim by any broker, finder or similar person or entity (including Broker, in the case of Sellers' indemnification of Parent and BAI, but excluding Broker, in the case of Parent's and BAI's indemnification of Sellers) for any brokerage commission or finder's fee or other compensation based on an allegation that such indemnifying party retained or otherwise dealt with such broker, finder or similar person or entity in connection with this Agreement or the transactions contemplated hereunder.

                  13. Entire Agreement. This Agreement and the Exhibits and Schedules hereto, together with the Purchase Agreement, constitute the entire agreement between the parties hereto with respect to the Closing and transfer of interests in the Hospitality Assets. No variations, modifications, or changes herein or hereof shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party.

                  14. Waiver. No failure by either party to insist upon the strict performance of any covenant, duty, agreement or term condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, duty, agreement, term or condition.

                  15. Severability. If any provision of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

                  16. No Third Party Beneficiaries. Except for the indemnified parties referred to herein and provisions that are intended to inure to the benefit of the respective Affiliates of the parties, no person or entity other than the parties hereto and their respective successors and permitted assigns is or shall be deemed to be a third party beneficiary of this Agreement.

                  17. Notices. All notices, consents, waivers or other communications required or permitted by this Agreement (each, a "Notice") shall be






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                                                                              10




in writing and shall be delivered addressed as provided below (a) by personal delivery, (b) by nationally recognized overnight courier, (c) registered or certified mail, postage prepaid, return receipt requested, or (d) by electronically verified transmission by telecopier (provided that the original of such Notice by telecopier shall be sent contemporaneously by one of the methods described in clause (a)-(c) above). Counsel for any party may give Notice for such party, and any party may change its address for Notice by Notice properly given hereunder. Notices shall be deemed given upon receipt (as evidenced by the receipt of the personal delivery, overnight courier service, return receipt or by telecopier confirmation) and refusal to accept delivery shall be deemed receipt.

            If to BAI:                Best Acquisition, Inc.
                                      13 Corporate Square
                                      Suite 250
                                      Atlanta, Georgia 30329
                                      Attention:  Stephen D. Aronson, Esq.
                                      Telecopier:  404-321-4482

            If to Parent,             c/o Alpine Equity Partners L.P.
            OPCO or                   1285 Avenue of the Americas
            REALCO:                   New York, New York  10019-6064
                                      Attention:  Lorraine E. Jackson, Esq.
                                      Telecopier:  212-641-5125

            With a copy to:           Paul, Weiss, Rifkind, Wharton & Garrison
                                      1285 Avenue of the Americas
                                      New York, New York  10019-6064
                                      Attention:  Robert M. Schumer, Esq.
                                      Telecopier:  212-757-3990

            If to ABI:                America's Best Inns, Inc.
                                      1205 Skyline Drive
                                      P.O. Box 1719
                                      Marion, Illinois  62959
                                      Attention:  Robert N. Brewer
                                      Telecopier: 618-993-5974

            With a copy to:           Long, Aldridge and Norman LLP
                                      One Peachtree Center
                                      303 Peachtree Street, N.E.
                                      Suite 5300
                                      Atlanta, Georgia  30308
                                      Attention:  Jeffrey K. Haidet, Esq.
                                      Telecopier: 404-527-4198
                                      and

                                      Ronald E. Osman & Associates, Ltd.
                                      1602 West Kimmel
                                      Marion, Illinois  62959
                                      Attention:  Ronald E. Osman, Esq.
                                      Telecopier: 618-997-4983

                  18. Further Assurances. ABI, BAI, OPCO, REALCO and Parent agree to execute, acknowledge and deliver such instruments and to take such actions as either party may reasonably request which are necessary to effectuate the provisions of this Agreement or the transactions contemplated hereunder.

                  19. Amendments; Waivers; Counterparts. This Agreement may not be amended, modified or otherwise changed other than by an agreement in writing signed by ABI, BAI and Parent. No waiver of any of the requirements or other provisions of this Agreement shall be effective unless the same shall be in writing. This Agreement may be executed in multiple original counterparts.

                  20. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Sellers, BAI, OPCO, REALCO and Parent and their respective successors and permitted assigns.

                  21. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois (without giving effect to conflict of laws principles thereof), except for Section 10 hereto, which shall be construed in accordance with and governed by the laws of the State of Delaware (without giving effect to conflict of laws principles thereof).

                  22. No Recordation. Neither this Agreement nor any memorandum hereof may be recorded without the prior consent of Parent.

                  23. Waiver of Trial by Jury. BAI, Sellers, OPCO, REALCO and Parent waive any right to a jury trial in regard to any contingency or dispute arising out or relating of this Agreement.

                  24. Survival. The terms, conditions and covenants of this Agreement shall survive the conveyance of the Hospitality Assets to OPCO and REALCO.

                  IN WITNESS WHEREOF, BAI, OPCO, REALCO, Parent and the Sellers have executed this Agreement as of the day and year first above written.


                                      BEST ACQUISITION, INC.


                                      By: /s/ Neal K. Aronson
                                          -------------------------
                                          Neal K. Aronson
                                          Executive Vice President


                                      RSVP-BI OPCO, LLC


                                      By: /s/ Richard D. Goldstein
                                          -------------------------
                                          Richard D. Goldstein
                                          Executive Vice President


                                      RSVP-ABI REALCO, LLC
                                          by RSVP-BI OPCO, LLC,
                                          its managing member,


                                      By:  /s/ Richard D. Goldstein
                                          -------------------------
                                           Richard D. Goldstein
                                           Executive Vice President


                                      ALPINE HOSPITALITY VENTURES
                                      LLC
                                       by Ventures Manager Inc.,
                                       its Managing Member


                                      By:  /s/ Richard D. Goldstein
                                          -------------------------
                                          Richard D. Goldstein
                                          President

                                      SELLERS:

                                      AMERICA'S BEST INNS, INC.


                                      By: /s/ Robert N. Brewer
                                          -------------------------
                                          Robert N. Brewer
                                          President


                                      BREWER MANAGEMENT COMPANY,
                                      INC.


                                      By: /s/ Robert N. Brewer
                                          -------------------------
                                          Robert N. Brewer
                                          President


                                      CARBONDALE HOSPITALITY
                                      PARTNERS
                                       by America's Best Inns, Inc.,
                                       its general partner


                                      By: /s/ Robert N. Brewer
                                          -------------------------
                                          Robert N. Brewer
                                          President


                                      PADUCAH JOINT VENTURE
                                       by America's Best Inns, Inc.,
                                       a general partner


                                      By: /s/ Robert N. Brewer
                                          -------------------------
                                          Robert N. Brewer
                                          President

                                       FORT WAYNE JOINT VENTURE
                                         by America's Best Inns, Inc.,
                                         a general partner


                                       By: /s/ Robert N. Brewer
                                          -------------------------
                                            Robert N. Brewer
                                            President


                                       JOHNSTON, IOWA JOINT VENTURE
                                         by America's Best Inns, Inc.,
                                         a general partner


                                       By: /s/ Robert N. Brewer
                                          -------------------------
                                            Robert N. Brewer
                                            President


                                       SPRINGFIELD JOINT VENTURE
                                         by America's Best Inns, Inc.,
                                         a general partner


                                       By: /s/ Robert N. Brewer
                                          -------------------------
                                            Robert N. Brewer
                                            President


                                       ANDERSON JOINT VENTURE
                                         by America's Best Inns, Inc.,
                                         a general partner


                                       By: /s/ Robert N. Brewer
                                          -------------------------
                                            Robert N. Brewer
                                            President

                                         LIBERTYVILLE JOINT VENTURE
                                           by America's Best Inns, Inc.,
                                           a general partner


                                         By: /s/ Robert N. Brewer
                                          -------------------------
                                              Robert N. Brewer
                                              President


                                         NASHVILLE BEST SUITES JOINT
                                         VENTURE
                                           by America's Best Inns, Inc.,
                                           a general partner


                                         By: /s/ Robert N. Brewer
                                          -------------------------
                                              Robert N. Brewer
                                              President


                                         BEST SUITES JACKSON, L.L.C.
                                           by America's Best Inns, Inc.,
                                           its managing member


                                         By: /s/ Robert N. Brewer
                                          -------------------------
                                              Robert N. Brewer
                                              President


                                         /s/ Robert N. Brewer
                                         -------------------------
                                         Robert N. Brewer

                                   SCHEDULE I

                             Other Selling Entities



Carbondale Hospitality Partners,
an Illinois limited partnership

Paducah Joint Venture,
an Illinois general partnership

Fort Wayne Joint Venture,
an Illinois general partnership

Johnston, Iowa Joint Venture, an Illinois general partnership

Springfield Joint Venture,
an Illinois general partnership

Anderson Joint Venture,
an Illinois general partnership

Libertyville Joint Venture,
an Illinois general partnership

Nashville Best Suites Joint Venture,
an Illinois general partnership

Best Suites Jackson, L.L.C.,
an Illinois limited liability company

Brewer Management Company, Inc.,
a Delaware corporation

                                   SCHEDULE II


                  (a) A fee simple interest in the parcels of land described on Exhibit A annexed hereto (collectively, the "Land");

                  (b) Leasehold estates in the parcel of land ("Leased Land") described on Exhibit B annexed hereto (the "Land Leases");

                  (c) A fee simple interest in all of the buildings and improvements (collectively, the "Improvements") situated on the Land or Leased Land, as applicable;

                  (d) All right, title and interest of each Seller (whether as owner in fee simple of the Land or as tenant under any of the Land Leases) in and to any land lying in the bed of any highway, street, road, or avenue, open or proposed, including vaults, if any, and any strips and gores in front of or abutting or adjoining the Land or Leased Land, and any award made or to be made in lieu thereof and in and to any unpaid award for damages to any Land, Leased Land or any of the Improvements by reason of a change of grade of any highway, street, road or avenue adjoining any of the Land or Leased Land;

                  (e) All right, title and interest of each Seller in and to all easements, tenements, hereditaments, privileges and appurtenances in any way belonging to the Land, Leased Land, Land Leases or Improvements;

                  (f) To the extent not previously transferred to Parent, OPCO or REALCO directly from the Sellers, all Bookings, Books and Records, Consumables, FF&E, Miscellaneous Assets, Small Operating Equipment and all other articles of personal property, whether tangible or intangible, which are attached, appurtenant to, installed or placed in or upon or used for or adapted in any way to the complete and comfortable use, enjoyment, occupancy and operation of the Hospitality Assets, and all contractual rights of every kind relating to the Hospitality Assets (all of the above being hereinafter collectively referred to as "Personal Property"). Notwithstanding the foregoing, Personal Property shall not include any items (x) which are owned by Tenants under the Leases (defined in paragraph (h) below) other than those items which are not removable by such Tenants pursuant to the terms of their respective Leases or (y) which are owned by guests at the Improvements or (z) constituting Excluded Assets. Each parcel of Land and the Improvements located thereon and the property interests described in paragraphs (d), (e) and (f) appurtenant thereto, and each Land Lease, Leased Land pursuant thereto and Improvements located on such Leased Land and the property interests described in paragraphs
(d), (e) and (f) appurtenant thereto is hereinafter individually referred to as a "Hospitality Unit", and collectively as the "Hospitality Units";

                  (g) To the extent assignable or transferable to OPCO (or REALCO (with respect to the Asheville Assets)), all "Permits" relating to Hospitality Units, all "Service Agreements" relating to Hospitality Units; and all of Sellers' rights under any unexpired warranties or guarantees relating to Personal Property or Improvements; and

                  (h) Except to the extent it constitutes a part of the Franchise Business or the Management Business, all of Sellers' right, title and interest in and to the leases, license agreements, concessionaire agreements, franchises or other agreements and all modifications, renewals and amendments thereto and third party guarantees thereof any person or entity (each, a "Tenant") to use or occupy space at Hospitality Units (collectively, "Leases"), and all rental, security deposits, receivables, and other monetary items payable by Tenants and all rentals paid by Tenants prior to the date hereof, but relating to the period on or after the Closing Date.

                              Schedule A - The Land

                          Schedule B - The Leased Land